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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) September 25, 2000
                                                       ------------------

                       COMMONWEALTH BIOTECHNOLOGIES, INC.
                       ----------------------------------
               (Exact name of registrant as specified in charter)


Virginia                        001-13467                   56-1641133
---------------                ---------                   ----------
(State or other          (Commission File Number)         (IRS Employer
jurisdiction of                                        Identification No.)
incorporation)



    601 Biotech Drive, Richmond, Virginia                 23235
    -------------------------------------                 -----
  (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (804) 648-3820
                                                     ---------------


                                      N/A
     ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

  On September 27, 2000, the Registrant issued a press release announcing the completion of a $2.6 million private placement of common stock and warrants to purchase common stock to a single accredited investor. Such press release is included as an exhibit to this Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits.

  (a) Financial Statements of Businesses Acquired.

             Not applicable.

  (b) Pro Forma Financial Information.

             Not applicable.

  (c)  Exhibits.

       99.1 Press Release, dated September 27, 2000, announcing the completion of a $2.6 million private placement of common stock and warrants to purchase common stock to a single investor.


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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        COMMONWEALTH BIOTECHNOLOGIES, INC.



                                        By:   /s/ Richard J. Freer, Ph.D.
                                            ---------------------------
                                              Richard J. Freer, Ph.D.
                                              Chairman




September 28, 2000


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                                  EXHIBIT INDEX


Number         Description of Exhibit
------         ----------------------

99.1           Press Release, dated September 27, 2000


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